UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

SEMI-ANNUAL REPORT

AB GOVERNMENT RESERVES PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,000.10	$0.55	0.11%
Hypothetical**	$1,000	$1,024.58	$0.56	0.11%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GOVERNMENT RESERVES PORTFOLIO •	1

Expense Example

PORTFOLIO OF INVESTMENTS

October 31, 2015 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 103.7%
U.S. Government & Government Sponsored Agency Obligations – 93.8%
Federal Farm Credit Bank
12/07/15(a)	0.134%	$5,000	$4,999,940
2/19/16(a)	0.137%	13,500	13,499,752
4/04/16(a)	0.140%	2,500	2,499,904
2/01/16(a)	0.143%	5,000	4,999,954
3/15/16(a)	0.146%	15,000	15,001,559
4/18/16(a)	0.147%	10,000	9,999,620
11/04/15(a)	0.150%	15,000	15,000,031
11/18/15(a)	0.150%	3,000	3,000,067
4/15/16(a)	0.166%	10,000	10,002,008
11/02/15(a)	0.210%	29,600	29,600,000
4/22/16(a)	0.220%	6,300	6,301,951
2/24/16(a)	0.247%	250	250,072
Federal Farm Credit Discount Notes 1/14/16	0.250%	8,100	8,095,894
Federal Home Loan Bank
1/15/16(a)	0.126%	20,000	20,000,000
2/19/16(a)	0.137%	15,000	15,000,000
2/09/16(a)	0.156%	5,000	5,000,000
3/28/16(a)	0.159%	25,000	25,000,000
12/11/15	0.160%	5,000	4,999,864
2/04/16	0.270%	3,500	3,500,888
2/19/16	0.375%	2,300	2,301,215
5/04/16(a)	1.000%	20,000	19,999,747
12/11/15	1.375%	750	750,992
Federal Home Loan Bank Discount Notes
1/08/16	0.105%	7,241	7,239,585
1/06/16	0.111%	10,000	9,997,996
1/13/16	0.111%	20,000	19,995,560
2/05/16	0.140%	2,700	2,699,002
1/04/16	0.150%	20,000	19,994,750
1/19/16	0.150%	3,600	3,598,830
1/20/16	0.150%	1,900	1,899,375
1/22/16	0.150%	1,100	1,099,629
1/25/16	0.150%	7,500	7,497,375
1/26/16	0.150%	2,500	2,499,115
1/22/16	0.160%	1,100	1,099,604
1/27/16	0.160%	1,500	1,499,427
2/03/16	0.160%	2,300	2,299,049
2/08/16	0.160%	2,300	2,298,998
2/09/16	0.161%	2,374	2,372,949
2/08/16	0.165%	1,300	1,299,416
2/09/16	0.170%	600	599,719

2	• AB GOVERNMENT RESERVES PORTFOLIO

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

11/09/15	0.200%	$3,200	$3,199,876
12/10/15	0.210%	15,000	14,996,675
1/22/16	0.240%	1,600	1,599,136
2/05/16	0.246%	1,900	1,898,767
1/04/16	0.280%	2,700	2,698,677
2/24/16	0.295%	10,000	9,990,658
1/27/16	0.300%	600	599,570
Federal Home Loan Mortgage Corp. 11/25/15(a)	0.187%	10,000	10,000,253
1/15/16	0.450%	3,050	3,051,246
Federal Home Loan Mortgage Corp. Discount Notes
2/03/16	0.165%	2,700	2,698,849
2/03/16	0.182%	1,500	1,499,295
1/06/16	0.215%	4,500	4,498,253
1/13/16	0.246%	800	799,606
1/12/16	0.300%	1,600	1,599,053
Federal National Mortgage Association 1/20/16(a)	0.440%	640	640,405
Federal National Mortgage Association Discount Notes
2/10/16	0.140%	4,600	4,598,211
1/06/16	0.148%	16,750	16,745,524
2/10/16	0.160%	1,100	1,099,511
2/08/16	0.165%	2,600	2,598,832
2/01/16	0.190%	720	719,654
11/04/15	0.200%	900	899,990
1/04/16	0.225%	3,145	3,143,762
1/14/16	0.230%	1,100	1,099,487
2/08/16	0.265%	300	299,784
2/08/16	0.270%	300	299,779
2/02/16	0.280%	700	699,499
U.S. Treasury Notes
1/31/16(a)	0.065%	20,000	19,999,888
4/30/16(a)	0.089%	10,000	10,000,900
2/29/16	0.250%	20,000	20,001,353
1/31/16	0.375%	15,000	15,005,684
2/15/16	0.375%	22,500	22,509,445
1/31/16	2.000%	10,000	10,044,474

			497,329,933

Repurchase Agreements – 9.9%
Mizuho Securities USA, Inc. 0.11%, dated 10/30/15 due 11/02/15 in the amount of $15,000,138 (collateralized by $13,865,300 U.S. Treasury Note, 3.50% due 5/15/20, value $15,300,057)		15,000	15,000,000

AB GOVERNMENT RESERVES PORTFOLIO •	3

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Royal Bank of Canada 0.10%, dated 10/30/15 due 11/02/15 in the amount of $20,000,167 (collateralized by $27,312,532 Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and Government National Mortgage Association, 2.00% to 5.00% due 3/01/40 to 6/01/45, value $20,400,000)	$20,000	$20,000,000
Toronto-Dominion Bank 0.08%, dated 10/30/15 due 11/02/15 in the amount of $17,700,118 (collateralized by $16,563,100 U.S. Treasury Note, 3.125% due 5/15/21, value $18,054,049)	17,700	17,700,000

		52,700,000

Total Investments – 103.7% (cost $550,029,933)		550,029,933
Other assets less liabilities – (3.7)%		(19,768,385)

Net Assets – 100.0%		$530,261,548

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

See notes to financial statements.

4	• AB GOVERNMENT RESERVES PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015 (unaudited)

Assets
Investments in securities, at value (cost $550,029,933)	$550,029,933
Cash	147,996
Interest receivable	149,509
Receivable due from Adviser	22,375

Total assets	550,349,813

Liabilities
Payable for investment securities purchased	19,999,747
Distribution fee payable	43,713
Administrative fee payable	7,211
Transfer Agent fee payable	2,808
Payable for shares of beneficial interest redeemed	1,170
Accrued expenses	33,616

Total liabilities	20,088,265

Net Assets	$530,261,548

Composition of Net Assets
Shares of beneficial interest, at par	$530,288
Additional paid-in capital	529,747,603
Distributions in excess of net investment income	(21,266)
Accumulated net realized gain on investment transactions	4,923

$530,261,548

Net Asset Value Per Share—27 billion shares of beneficial interest authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

1	$530,261,548	530,288,077	$1.00

See notes to financial statements.

AB GOVERNMENT RESERVES PORTFOLIO •	5

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2015 (unaudited)

Investment Income
Interest		$313,304

Expenses
Advisory fee (see Note B)	$491,251
Distribution fee—Class 1	245,626
Transfer agency—Class 1	17,106
Custodian	65,887
Administrative	39,164
Audit and tax	21,120
Registration fees	17,573
Legal	17,390
Trustees’ fees	10,514
Printing	6,044
Miscellaneous	7,833

Total expenses	939,508
Less: expenses waived and reimbursed by the Adviser (see Note B)	(400,417)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(245,626)
Less: expenses waived by the Transfer Agent (see Note B)	(17,106)

Net expenses		276,359

Net investment income		36,945

Realized Gain on Investment Transactions
Net realized gain on investment transactions		1,292

Net Increase in Net Assets from Operations		$38,237

See notes to financial statements.

6	• AB GOVERNMENT RESERVES PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2015 (unaudited)		Year Ended April 30, 2015
Increase in Net Assets from Operations
Net investment income	$36,945		$81,033
Net realized gain on investment transactions	1,292		5,116

Net increase in net assets from operations	38,237		86,149
Dividends to Shareholders from
Net investment income
Class 1	(36,945)		(98,559)
Net realized gain on investment transactions
Class 1	– 0	–	(10,037)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	80,744,797		(48,247,211)

Total increase (decrease)	80,746,089		(48,269,658)
Net Assets
Beginning of period	449,515,459		497,785,117

End of period (including distributions in excess of net investment income of $(21,266) and ($21,266), respectively)	$530,261,548		$449,515,459

See notes to financial statements.

AB GOVERNMENT RESERVES PORTFOLIO •	7

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Government Reserves Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Government Reserves Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Only Class 1 shares are currently being offered. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

8	• AB GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Short-Term Investments:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$497,329,933		$	– 0	–	$497,329,933
Repurchase Agreements		52,700,000		– 0	–		– 0	–	52,700,000

Total^		$52,700,000		$497,329,933		$	– 0	–	$550,029,933

^	There were no transfers between any levels during the reporting period.

AB GOVERNMENT RESERVES PORTFOLIO •	9

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AllianceBernstein L.P. (the “Adviser”) established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Fund’s Board of Directors (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10	• AB GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.20% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 0.19% of daily average net assets for Class 1. This fee waiver was discontinued as of May 1, 2015. For the six months ended October 31, 2015, such waiver/reimbursement amounted to $361,253. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended October 31, 2015, the Adviser voluntarily agreed to waive such fees amounting to $39,164.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended October 31, 2015, there was no reimbursement paid to ABIS.

For the six months ended October 31, 2015, the Transfer Agent has voluntarily agreed to waive all transfer agency fees in the amount of $17,106 for Class 1.

AB GOVERNMENT RESERVES PORTFOLIO •	11

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class 1. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of 0.10% of the Portfolio’s average daily net assets attributable to Class 1 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the six months ended October 31, 2015, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $245,626 for Class 1 shares, limiting the effective annual rate to 0.00%.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2015, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions to be paid for the year ending April 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$108,596	$97,564

Total distributions paid	$108,596	$97,564

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,882

Total accumulated earnings/(deficit)	$3,882	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio did not have any capital loss carryforwards.

12	• AB GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Class 1
Shares sold	840,821,354	1,726,695,904

Shares issued in reinvestment of dividends	36,908	104,318

Shares redeemed	(760,113,465)	(1,775,047,433)

Net increase (decrease)	80,744,797	(48,247,211)

NOTE F

Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission recently adopted changes to Rule 2a-7. The new rules do not significantly affect government money market funds, such as the Portfolio. The Portfolio will be required under the new rules to invest 99.5% of its total assets in U.S. Government securities and repurchase agreements related thereto, and the Portfolio has changed its investment policy to conform to this requirement. There are a number of changes under the new rules that relate to diversification, disclosure, reporting, and stress testing requirements. The Portfolio is implementing these changes on or before the dates they become effective. The new rules will also permit the Portfolio, at the discretion of the Portfolio’s Board of Directors, to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to

AB GOVERNMENT RESERVES PORTFOLIO •	13

Notes to Financial Statements

decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Portfolio invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14	• AB GOVERNMENT RESERVES PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class 1
	Six Months Ended October 31, 2015 (unaudited)		Year Ended April 30, 2015		May 6 2013(a) to April 30, 2014

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)(c)	.0001		.0002		.0002
Net realized and unrealized gain on investment transactions	.0000	(d)	.0000	(d)	.0000	(d)

Net increase in net asset value from operations	.0001		.0002		.0002

Less: Dividends
Dividends from net investment income	(.0001)		(.0002)		(.0002)
Distributions from net realized gain on investment transactions	– 0	–	(.0000	)(d)	– 0	–

Total dividends and distributions	(.0001)		(.0002)		(.0002)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(e)	.01%		.02%		.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$530,262		$449,515		$497,785
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.11	%^	.08%		.07	%^
Expenses, before waivers/reimbursements	.38	%^	.37%		.41	%^
Net investment income(b)	.02	%^	.02%		.02	%^

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $0.00005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB GOVERNMENT RESERVES PORTFOLIO •	15

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	Lucas Krupa, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Pricing Committee.

16	• AB GOVERNMENT RESERVES PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Government Reserves Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB GOVERNMENT RESERVES PORTFOLIO •	17

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Net Assets 09/30/15 ($MM)
Government Reserves Portfolio	0.20% of average daily net assets	$467.0

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended April 30, 2015, the Adviser was entitled to receive $71,330 (0.014% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

Set forth below are the total expense ratios of the Portfolio for the most recent annual period:

	Total Expense Ratio			Fiscal Year
Portfolio	Class	Net[4]	Gross
Government Reserves Portfolio[5]	Class 1	0.08%	0.37%	April 30, 2015

In response to low interest rates in the marketplace that have depressed money market yields, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products in order for those products to achieve a target yield of 0.01%.6 With respect to the Portfolio, the Adviser has been waiving a portion or all of the advisory fees it earns while its affiliates have been waiving or reimbursing the Portfolio a portion or all of the 12b-1 fees and transfer agent fees that they receive.

3	Jones v. Harris at 1427.

4	Expense ratios net of waivers and reimbursements.

5	Prior to May 1, 2015, the Fund had an expense cap of 0.19%.

6	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

18	• AB GOVERNMENT RESERVES PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio is more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below are the

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB GOVERNMENT RESERVES PORTFOLIO •	19

Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets:8

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Government Reserves Portfolio[9]	$467.0	Fixed Income Money Market 0.10% (no breakpoints) Minimum account size: $100m	0.100%	0.200%

The Adviser manages Exchange Reserves and Government STIF Portfolio, which are both money market funds, and their advisory fee schedules are set for in the table below. Also set forth are what would have been the effective advisory fees of the Portfolio had the advisory fee schedules for Exchange Reserves and Government STIF Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Government Reserves Portfolio	Exchange Reserves	0.25% on the first 1.25 billion 0.24% on the next $250 million 0.23% on the next $250 million 0.22% on the next $250 million 0.21% on the next $1.0 billion 0.20% on the balance	0.250%	0.200%

Government Reserves Portfolio	Government STIF Portfolio[10]	Zero fee	0.000%	0.200%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Portfolio’s effective advisory fee shown is based on the Portfolio’s September 30, 2015 net assets and does not include any advisory fee waivers and/or expense reimbursements that the Portfolio may have had during its most recently completed annual period.

10	Government STIF Portfolio is not charged an advisory fee although the fund’s investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The fund is intended to provide an investment option to institutional clients of the Adviser, including all of the AB Mutual Funds with the exception of Exchange Reserves, for short-term investment of uninvested cash. The fund is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be compensated for its services to the fund by compensation the Adviser receives from institutional clients that invest in the fund.

20	• AB GOVERNMENT RESERVES PORTFOLIO

The AB Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as certain the Portfolio is set forth in the table below:

Portfolio	ITL Fund	Advisory Fee	Custodian Fee	Management Fee
Government Reserves	Money Market Fund	0.10%	0.05%	0.150%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB GOVERNMENT RESERVES PORTFOLIO •	21

investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Government Reserves Portfolio	0.200	0.241	5/12

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classifications/objective and load type as the subject Portfolio.15

Portfolio	Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Government Reserves Portfolio	0.078	0.071	9/12	0.078	13/25

Based on this analysis, the Portfolio has a more favorable ranking on contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative in the calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Adviser. The courts have

15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Total expense ratio information pertains to the Portfolio’s Class 1 shares.

22	• AB GOVERNMENT RESERVES PORTFOLIO

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments. During the fiscal year ended April 30, 2015, ABI received from the Portfolio $525,337 in Rule 12b-1 fees.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses are charged by AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB GOVERNMENT RESERVES PORTFOLIO •	23

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	• AB GOVERNMENT RESERVES PORTFOLIO

The information below, prepared by Broadridge, shows the 1 year net and gross performance returns and rankings of the Portfolio20 relative to the Portfolio’s Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)21 for the period ended July 31, 2015:

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government Reserves Portfolio[22]
Net
1 year	0.02	0.02	0.01	4/12	11/40

Gross
1 year	0.10	0.09	0.10	4/12	11/40

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2015 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Government Reserves Portfolio	0.02	0.02	0.01	0.60	1
Barclays US Short Treasury	0.01	0.03	0.01	-0.42	1
Index (1-3 Month)
Inception Date: May 3, 2013

20	The performance returns and rankings are for the Class 1 shares of the Portfolio. The performance returns of the Portfolio were provided by Broadridge.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Due to the low interest rate environment, investment advisers of money market funds have been waiving their advisory fee and/or reimbursing the funds to the extent their money market fund yields remain positive.

23	The performance returns and risk measures shown in the table are for the Class 1 shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

AB GOVERNMENT RESERVES PORTFOLIO •	25

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

26	• AB GOVERNMENT RESERVES PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GOVERNMENT RESERVES PORTFOLIO •	27

AB Family of Funds

NOTES

28	• AB GOVERNMENT RESERVES PORTFOLIO

AB GOVERNMENT RESERVES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GR-0152-1015

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 21, 2015